TOTAL SYSTEM SERVICES, INC.
Exhibit 99.2

                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------

I, James B. Lipham, Chief Financial Officer of Total System Services, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 13, 2002                           /s/ James B. Lipham
                                                   -------------------------
                                                   James B. Lipham
                                                   Chief Financial Officer